                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      December 11, 1998
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                          WESTERN GAS RESOURCES, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                 1-10389                84-1127613
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(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation)                      File Number)           Identification No.)



12200 N. Pecos Street             Denver, Colorado            80234-3439
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(Address of principal executive offices)                            (Zip Code)



                                (303) 452-5603
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              (Registrant's telephone number, including area code)




                                  No Changes
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         (Former name or former address, if changed since last report).
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ITEM 5.  OTHER EVENTS.

On December 11, 1998, the Company issued the following press release:

December 11, 1998.  Western Gas Resources, Inc. ("Western") (NYSE:WGR) today
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announced that all extensions of time for RIS Resources (USA) Inc. ("RIS"), a
U.S. subsidiary of R.I.S. Resources International Corp. ("RIS International") have expired and the companies are no longer negotiating the sale of an interest in Western's Granger and Lincoln Road gathering and processing complex ("Granger Complex") in the Greater Green River Basin of southwest Wyoming. Western's previously disclosed intention to acquire preferred stock in RIS in connection with the financing of this transaction will not be completed. Western and RIS remain in a joint venture in the Bird Canyon gathering system, and all agreements with RIS' affiliate, Ultra Resources, Inc. ("Ultra"), to develop, explore, gather and process natural gas reserves jointly in the Jonah Field and other areas of the Hoback Basin remain in effect.

Lanny Outlaw, President and Chief Operating Officer, commented, "Our facilities in southwest Wyoming represent an area of significant growth for the Company. We continue to be excited about the exploration potential of the Hoback Basin and expect to recognize continued benefit from our agreement with Ultra in this very active area."

Western is a leading independent gas gatherer and processor and an energy marketer providing a full range of services to its customers from the wellhead to the delivery point. The Company designs, constructs, owns and operates natural gas gathering, processing, treating and storage facilities in major gas-producing basins in the Rocky Mountain, Mid-Continent, Gulf Coast and Southwest regions of the United States. The Company is pursuing new investment opportunities through both acquisitions and new construction to expand its area of operations and related markets.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    WESTERN GAS RESOURCES, INC.
                                    ---------------------------
                                    (Registrant)


Date: December 21, 1998             By:  /S/WILLIAM J. KRYSIAK
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                                         William J. Krysiak
                                         Vice President - Finance
                                         (Principal Financial and
                                         Accounting Officer)